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                             STOCK PURCHASE AGREEMENT

        STOCK PURCHASE AGREEMENT, entered into this    day of July, 1998, by and
between TTR Inc., a Delaware corporation with offices in New York, New York ("TTR" or the "Company") and _________________________________ the ("Holder").

                               W I T N E S S E T H

        WHEREAS, the Holder is the holder of Warrant No. _______ dated __________ which grants the Holder the right to purchase up to ___________ shares of the Common Stock, par value $0.001 of the Company, on the terms and conditions set forth in such Warrant (hereinafter the "Warrants");

        WHEREAS, Company and the Holder desire to set forth their mutual understanding regarding the disposition of the Warrants.

NOW THEREFORE, in consideration of the mutual agreements and consideration set forth herein, the parties hereto agree as follows

1. Return of Warrant. Subject to the terms and conditions set forth herein, in consideration of the issuance by the Company to the Holder of the Replacement Shares (as defined below), the Holder agrees to return to the Company the Warrants and hereby waives the right to exercise any of the rights set forth in the Warrants. In consideration for the return of Warrants the Company agrees to issue to the Holder 0.40 shares of its common stock for each Warrant returned by the Holder (the "Replacement Shares").

2. Issuance of the Replacement Shares. The Company shall cause to be issued a certificate to the Holder as soon as possible reflecting the amount of Replacement Shares being issued hereunder.

3. Restrictions on Transfer; Holder's Representations and Warranties

        3.1 General Restriction on Transfer. Except for transfers otherwise permitted by this Agreement or applicable law, the Holder agrees that it will not transfer any of the Replacement Shares.

        3.2 Not for Resale. The Holder represents that it is acquiring the Replacement Shares for investment for its own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof. The Holder agrees that it will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of (each a "Transfer") any of the Replacement Shares unless such Transfer complies with the provisions of this Agreement and (i) the Transfer is pursuant to an effective registration statement under the Securities Act of 1933, as amended, and the rules and regulations in effect thereunder (the "Securities Act"), or (ii) counsel for the Holder shall have furnished the Company with an opinion, reasonably acceptable to the Company, that no such registration is required because of the availability of an exemption under the Securities Act.









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                                       2


        3.3 Certain Permitted Transfers. (i) Notwithstanding the general prohibition on Transfers contained herein, the Company acknowledges and agrees that any Transfer in a private transaction which does not include a public distribution is permitted and need not require an opinion of counsel, provided, that prior to such Transfer, the transferee shall deliver to the Company a valid written undertaking to be bound by the terms of this Agreement.

        (ii) The Holder may sell at any time any of its Replacement Shares in a Rule 144 Transaction (as hereinafter defined); provided, that, each such sale shall be made in compliance with Section 3.4 below.

        3.4 Rule 144 Sales. If any of the Replacement Shares are disposed of according to Rule 144 ("Rule 144 Transaction") under the Securities Act of 1933, as amended or otherwise, the Purchaser shall promptly notify the Company of such intended disposition and shall deliver to the Company at or prior to the time of such disposition such documentation as the Company may reasonably request in connection with such sale and, in the case of a disposition pursuant to Rule 144, shall deliver to the Company an executed copy of any notice on Form 144 required to filed with the Securities and Exchange Commission.

        3.5 Legend. Each certificate representing the Replacement Shares shall bear the following legend:

        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR INSTRUMENT MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE OR ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF A STOCK PURCHASE AGREEMENT DATED AS OF July __, 1998 (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY)."

        3.6 Qualified Investor The Holder hereby represents and warrants to the Company as follows:

               (a) it has the requisite knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of this investment and to make an informed investment decision with respect thereto, and it or its advisors have received such information requested by them concerning the Company in order to evaluate the merits or risks of making this investment. Further, it is acknowledged that the holder or its attorney, accountant or advisor have had the opportunity to ask questions of, and receive answers from, the officers of the Company concerning the terms and conditions of this investment and to obtain information relating to the Company.

               (b) The purchase of the Replacement Shares involves risks which it has evaluated, and is able to bear the economic risk of such purchase including the total loss of its investment. It has been advised of the current financial condition of the Company and of the possible adverse effects of such financial condition on the Company's general business.








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                                       3

4.      Registration and Lock-Up

        4.1 Registration Rights. At any time that the Company proposes to register any of its stock or other securities under the Securities Act of 1933, as amended (the "Act") in connection with the public offering ("public Offering") of such securities solely for cash (other than registration relating solely to the sale of securities to participants in a Company stock plan), the Company shall use its best efforts to cause to be registered under the Act all of the Replacement Shares, PROVIDED, that managing underwriter may limit the number of Replacement Shares to such number (or none) which such underwriter reasonably determines will not have an adverse effect on the Public Offering. If the managing underwriter of such underwritten offering shall advise the Company that it declines to include a portion or all of the Replacement Shares, then the portion of Replacement Shares to be included shall be allocated among the Holders in proportion to the respective number of Replacement Shares held by each.

        Notwithstanding the foregoing, in the event that any of the Replacement Shares are not so registered as provided hereunder by the end of the lock-up period referred to in Section 4.2 below, then the Company agrees to file a registration statement [ON FORM S-3 OR OTHER APPROPRIATE FORM] under the Act, respecting the resale of the Replacement Shares and to use reasonable efforts to cause such registration statement to become effective as soon as practicable thereafter. The Holder, or its counsel, shall assist the Company in completing such registration statement, provided, that, the Company's obligations to file the registration statement and to use its reasonable efforts to cause the same to become effective shall be suspended in the event and during such period as unforeseen circumstances (including, without limitation, pending negotiations relating to, or the consummation of, a transaction or the occurrence of any event) which, based upon advice of the Company's counsel, would require additional disclosure of material information by the Company in the registration statement as to which the Company has a bona fide business purpose for preserving the confidentiality thereof or which, based upon the advice of such counsel, renders the Company unable to comply with SEC requirements. Any such suspension shall continue only for so long as such event is continuing.

        4.2 Lock Ups. Notwithstanding anything to the contrary contained herein, the Holder agrees that it will not, for a period of SIX months following the date the Registration Statement is declared effective by the Commission, offer, sell, contract to sell, grant any option to purchase or right to acquire, or dispose of any of the Replacement Shares, but in no event will this lock-up extend for more than one year from the date of this Agreement. Notwithstanding the above, the Holder maintains the right to make a private transfer provided that the transferee agrees to be bound by the same restrictions set forth in this Agreement.

5.      Miscellaneous

        5.1 Notices. All notices and other communications provided herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by mail, postage prepaid, to a party's designated address or, if sent by facsimile, to its facsimile number at such address.








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                                       4

        5.2 Counterparts; Entire Agreement. This Agreement may be executed in counterparts. This Agreement shall constitute the entire agreement between the parties hereto with respect to the subject matter hereof.

        5.3 Binding Effect. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

        5.4 Amendment. This Agreement may be amended only by a written instrument signed by the parties hereto which specifically states that it is amending this Agreement.

        5.5 Applicable Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with, the laws of the State of New York.

        5.6 Headings. The headings herein are for convenience of reference only, do not constitute a part of this Agreement, and shall not be deemed to limit, expand or otherwise affect any of the provisions hereof.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

TTR INC.
                                            ---------------------------

By:                                        By:
   -------------------------                  -------------------------


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